UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 4, 2017

U.S. ENERGY CORP.
(Exact Name of Company as Specified in its Charter)

Wyoming	000-6814	83-0205516
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

950 S. Cherry Street, Suite 1515, Denver, CO	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

(Former Name, Former Address or Former Fiscal Year, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company                   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 4, 2017, U.S. Energy Corp. (the “Company”), the Company’s wholly owned subsidiary Energy One LLC and Statoil Oil and Gas LP (“Statoil”) entered into a purchase and sale agreement (the “Purchase Agreement”), pursuant to which, on the terms, and subject to the conditions of the Purchase Agreement, the Company assigned, sold, and conveyed certain non-operated assets in the Williston Basin, North Dakota in consideration for the elimination of $4.2 million in outstanding liabilities and payment by Statoil to the Company of $2.0 million in cash.

The Purchase Agreement was unanimously approved by the board of directors of the Company and closed on October 5, 2017, with an effective date of August 1, 2017.

The Purchase Agreement contains customary representations and warranties by all parties

The foregoing description of the Purchase Agreement is only a summary of, and is qualified in its entirety by reference to, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set out under Item 1.01 is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 10, 2017, the Company issued a press release announcing its entry into the Purchase and Sale Agreement.

A copy of the Press Release is furnished herewith as Exhibit 99.1.

Item 8.01.	Other Events

The company moved its headquaters and mailing address from 4643 S. Ulster St., Suite 970, Denver Colorado 80209 to 950 S.

Cherry St., Suite 1515, Denver Colorado, 80246.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are included as a part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Purchase and Sale Agreement, dated October 4, 2017 by and among U.S. Energy Corp., Energy One LLC and Statoil Oil and Gas LP
99.1	Press Release dated October 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Energy Corp.

Dated: October 10, 2017	By:	/s/ Ryan Smith
Ryan Smith Chief Financial Officer